Securities and Exchange Commission
                     Washington, D.C. 20549



                   Current Report on Form 8-K


      Current Report Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):
                          10 July 2003


                       Inter Parfums, Inc.
     (Exact name of Registrant as specified in its charter)

                 Commission File Number 0-16469

             Delaware                                  13-3275609

(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                Identification No.)



           551 Fifth Avenue, New York, New York 10176
            (Address of Principal Executive Offices)



                          212. 983.2640

      (Registrant's Telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

     The press release of the Registrant dated 10 July 2003, a copy of which is annexed hereto as Exhibit no. 99.1, is incorporated by reference herein.

Item 7.  Exhibits.

     The following document is filed herewith:

     99.1 Press release of the Registrant dated 10 July 2003.


                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: 10 July 2003

                              Inter Parfums, Inc.

                              By: /s/ Russell Greenberg
                              Russell  Greenberg, Executive  Vice
                         President

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